Term and Credit Note Payable	9 Months Ended
Sep. 30, 2011
Term and Credit Note Payable [Abstract]
Term and Credit Note Payable

Note 6 – Term and Credit Note Payable

On February 15, 2011, we entered into a two-year Business Financing Agreement (the "Agreement") with Bridge Bank, N.A. ("Bridge Bank"). This Agreement provides for a revolving credit facility of up to $8.0 million and replaces the $5.0 million credit facility with Wachovia Bank, N.A. ("Wachovia") that was scheduled to expire in March 2011. The Bridge Bank credit facility allows us to borrow against 80% of eligible accounts receivable balances, which are generally those balances owed by U.S. based customers that are less than 90 days from the date of invoice. In addition, the Bridge Bank facility provides an additional term note payable of $475,000 to collateralize a stand-by letter of credit required by our corporate headquarters lease. The $475,000 of proceeds from the term note payable is included in restricted cash as of September 30, 2011. Under the terms of the Agreement, we must maintain certain depository, operating and investment accounts at Bridge Bank; provide Bridge Bank a first priority perfected security interest in all of our accounts and personal property; provide various monthly, quarterly and annual reports; limit additional indebtedness to $500,000 of purchase money including capital leases and an additional $500,000 of all other indebtedness; and maintain "operating profit" of net income plus interest and taxes plus non-cash expenses for amortization, depreciation, stock based compensation, discontinued operations and non-recurring items of not less than $100,000 for the immediate proceeding three month period. At the closing of the Agreement several fees were paid including a facility fee (0.25% of the maximum credit limit), a due diligence fee of $800, a fee-in-lieu-of-warrant of $21,250 and a non-formula facility fee of $4,750. The facility fee is due annually. A maintenance fee of .125% of the average daily balance and the finance charge (Prime Rate plus 200 bonus points) are due monthly. The Prime Rate was 3.25% at September 30, 2011. As of September 30, 2011, there was $2,532,000 outstanding under the revolving credit facility and there was no additional availability under the Agreement.

On June 2, 2011, we entered into a Business Financing Modification Agreement with Bridge Bank effective May 25, 2011 pursuant to which $1.0 million of the revolving line of credit was converted to a nonformula sublimit of availability that would mature in 240 days. In order to secure this additional availability, Mr. Charles D. Morgan, a member of our board of directors, provided a backup letter of credit to Bridge Bank in the amount of $1.0 million. In connection therewith, we entered into a Reimbursement and Security Agreement with Mr. Morgan pursuant to which we granted him a second position security interest in and to our assets and agreed to reimburse him should Bridge Bank be required to draw against the backup letter of credit provided by him. We drew down on this additional availability and used it for our working capital needs. It was fully repaid on June 23, 2011.

At June 30, 2011, we were not in compliance with the covenant to maintain an operating profit of not less than $100,000 (see above) required by the Bridge Bank credit facility primarily due to a one-time payment of $340,000 to exit our outsourcing call center contract (see Note 1). We received a waiver from Bridge Bank for non-compliance with the covenant for the months ending June 30, 2011, July 31, 2011 and August 31, 2011. At September 30, 2011, we were in compliance with all terms of the Bridge Bank credit facility.